FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 1996


                         AMERICAN PORTABLE TELECOM, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                  0-28262                  39-1706857
   --------                  -------                  ----------
(State or other           (Commission               (IRS Employer
jurisdiction of           File Number)            Identification No.)
 incorporation)


8410 West Bryn Mawr, Suite 1100, Chicago, Illinois               60631
- - --------------------------------------------------               -----
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (312) 399-4200


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)








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Item 5.  Other Events.

         This Current Report on Form 8-K is being filed for the purpose of updating the Company's financial statements, which were included in the Company's Registration Statement on Form S-1, as amended, (Registration No. 333-1514). A revision have been made to Footnote 2(i) resulting from changing the accounting policy of amortizing PCS licenses effective January 1, 1996 to amortizing the licenses upon commencement of service, which is expected in early 1997. The revision was made to conform to the industry standard of beginning amortization of license costs upon commencement of service.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    June 5, 1996


American Portable Telecom, Inc.
(Registrant)




By: /s/ J. CLARKE SMITH
    --------------------
J. Clarke Smith
Vice President - Finance and Administration,
Chief Financial Officer and Treasurer












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                                  EXHIBIT INDEX


Exhibit Number               Description of Exhibit

         99 1995 Consolidated Financial Statements of American Portable Telecom, Inc. and Subsidiaries



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